Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder YieldWise Money Fund, Scudder YieldWise Government Money Fund, Scudder YieldWise Municipal Money Fund, a series of Scudder YieldWise Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2005                               /s/Julian Sluyters
                                             Julian Sluyters
                                             Chief Executive Officer
                                             Scudder YieldWise Money Fund,
                                             Scudder YieldWise Government
                                             Money Fund, Scudder YieldWise
                                             Municipal Money Fund, a series
                                             of Scudder YieldWise Funds

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder YieldWise Money Fund, Scudder YieldWise Government Money Fund, Scudder YieldWise Municipal Money Fund, a series of Scudder YieldWise Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2005                               /s/Paul Schubert
                                             Paul Schubert
                                             Chief Financial Officer
                                             Scudder YieldWise Money Fund,
                                             Scudder YieldWise Government
                                             Money Fund, Scudder YieldWise
                                             Municipal Money Fund, a series
                                             of Scudder YieldWise Funds